VOYA EQUITY TRUST
Voya SMID Cap Growth Fund
(the “Fund”)

Supplement dated January 29, 2020
to the Fund’s Class A, Class I, Class R6 and Class T shares Prospectus, Class P3 shares Prospectus,
Summary Prospectuses, and related Statement of Additional Information, each dated September 30, 2019

On January 24, 2020, the Fund’s Board of Trustees approved a proposal to liquidate the Fund on or about March 13, 2020. The Fund is closed to new investment effective January 29, 2020. Any contingent deferred sales charge that would be applicable on a redemption of the Fund’s shares shall be waived from January 29, 2020 to the date of liquidation. You will be receiving an additional communication from the Fund explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE